EQ ADVISORS TRUST

AMENDED AND RESTATED SUPPLEMENT DATED DECEMBER 1, 2008

TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008 of the EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

Effective December 1, 2008, the information in the section “Who Manages the Portfolio” is revised to include Joshua B. Lisser as an additional Portfolio Manager to the EQ/AllianceBernstein Small Cap Growth Portfolio:

Mr. Lisser is CIO – Structured Equities and is a member of the Blend Solutions team. He joined AllianceBernstein in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services. Prior to joining the firm, Mr. Lisser was with Equitable Capital specializing in derivative investment strategies.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of shares of the Portfolio to the extent applicable.